UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 8, 2025

VROOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39315	90-1112566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4700 Mercantile Dr.

Fort Worth, TX 76137

(Address of principal executive offices) (Zip Code)

(518) 535-9125

(Registrant’s telephone number, include area code)

3600 W Sam Houston Pkwy S, Floor 4
Houston, Texas 77042

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	VRMMQ	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on November 13, 2024, Vroom, Inc. (the “Company” or “Vroom”, and in the context of the Prepackaged Chapter 11 Case, the “Debtor”) commenced a voluntary proceeding (the “Prepackaged Chapter 11 Case”) under Chapter 11 of the United States Code, 11 U.S.C. §§ 101-1532, as amended from time to time (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) under the name In re Vroom, Inc., Case No. 24-90571 (CML).

On January 8, 2025, the Bankruptcy Court entered an order (a) approving the Debtor’s disclosure statement, (b) confirming the Prepackaged Plan of Reorganization of Vroom, Inc. under Chapter 11 of the Bankruptcy Code (the “Plan”), and (c) granting related relief (the “Confirmation Order”).

On January 14, 2025 (the “Effective Date”), the conditions to the effectiveness of the Plan were satisfied or waived and the Plan became effective. The Company emerged from the Prepackaged Chapter 11 Case on January 14, 2025. A copy of the Plan, the Confirmation Order and notice of effective date may be found at http://www.veritaglobal.net.

Item 1.01. Entry into a Material Definitive Agreement.

Warrant Agreement

On the Effective Date, the Company entered into a warrant agreement (the “Warrant Agreement”) with Equiniti Trust Company LLC, as warrant agent. In accordance with the Plan and pursuant to the Warrant Agreement, on the Effective Date, the Company issued warrants (the “Warrants”) to purchase an aggregate of 364,516 shares of the Company’s new common stock, par value $0.001 per share (the “New Common Stock”), at an exercise price of $60.95 per share, to stockholders of the Company in accordance with the Prepackaged Chapter 11 Case. Each Warrant will be immediately exercisable upon the issuance date and will expire five years from the issuance date. The Warrants, in addition to the New Common Stock, are subject to dilution on account of a management incentive plan to be adopted by the Company’s board of directors (the “Board”).

The foregoing description of the Warrant Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

Convertible Notes

On June 18, 2021, the Company issued $625.0 million aggregate principal amount of 0.75% unsecured Convertible Senior Notes due 2026 (the “Notes”), including $75.0 million aggregate principal amount of such notes pursuant to the exercise in full of the overallotment option granted to the initial purchasers. The Notes were issued pursuant to an indenture (the “Indenture”), between the Company and U.S. Bank National Association, as trustee. The material terms of the Indenture were previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 21, 2021 and are incorporated by reference herein. On the Effective Date, by operation of the Plan, all outstanding obligations under the Notes and the Indenture were terminated. At termination, approximately $290.5 million in aggregate principal amount of the Notes remained outstanding.

Item 1.03. Bankruptcy or Receivership.

The information set forth in the Introductory Note and Items 1.01, 1.02 and 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

The material terms of the restructuring that are set forth in the Plan as confirmed by the Bankruptcy Court were previously described under “Restructuring Support Agreement” in Part II, Item 5. Other Information, (a) Disclosure in lieu of reporting on a Current Report on Form 8-K in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2024 (File No. 001-39315), filed by the Company on November 12, 2024, which description is incorporated herein by reference. This summary describes only certain material provisions of the Plan, does not purport to be complete and is qualified in its entirety by reference to the Plan, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated into this Item 1.03 by reference. Capitalized terms used but not defined herein have the meanings ascribed to them in the Plan.

Immediately prior to the Effective Date, there were 1,822,577 outstanding shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”). As described further in Item 5.03 of this Current Report on Form 8-K, pursuant to and in accordance with the authority granted to the Company under Section 303 of the General Corporation Law of the State of Delaware (the “DGCL”) and in accordance with the Plan, as confirmed by the Bankruptcy Court under Chapter 11 of the Bankruptcy Code, the Company has adopted an Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to, among other changes to the Company’s prior amended and restated certificate of incorporation, effect an automatic conversion of the Common Stock at a ratio of 1-for-5 (the “Bankruptcy Emergence Issuance Adjustment”). The Certificate of Incorporation became effective as of its filing with the Office of the Secretary of State of the State of Delaware on January 14, 2025, and the Bankruptcy Emergence Issuance Adjustment took effect as of 5:00 p.m. Eastern Time on January 14, 2025 (the “Adjustment Effective Time”). As a result of the Bankruptcy Emergence Issuance Adjustment and the issuance of shares of Common Stock pursuant to the Plan, there were approximately 5,163,109 outstanding shares of New Common Stock as of the Adjustment Effective Time.

Information regarding the Company’s assets and liabilities of as the most recent practicable date prior to the entry of the Confirmation Order is hereby incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2024, filed with the Securities and Exchange Commission on November 12, 2024.

Item 3.02. Unregistered Sales of Equity Securities.

Upon the effectiveness of the Plan on the Effective Date, all previously issued and outstanding equity interests in the Company were cancelled and extinguished. Holders of outstanding equity awards will receive adjusted awards exchangeable into New Common Stock on the same terms and conditions and covering the same number of shares as their existing equity awards, as adjusted to give effect to the Bankruptcy Emergence Issuance Adjustment, with the governing equity award agreements continuing in effect under the Company’s existing equity incentive plans.

On the Effective Date, in connection with the Company’s emergence from Chapter 11, the Company issued an aggregate of approximately (i) 5,163,109 shares of New Common Stock and (ii) 364,516 Warrants in accordance with the terms of the Plan and certain other agreements.

The issuance of the shares of New Common Stock, including the issuance of New Common Stock upon exercise of the Warrants, was or will be exempt, as the case may be, from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 1145 of the Bankruptcy Code (which generally exempts from such registration requirements the issuance of securities under a plan of reorganization) and Section 4(a)(2), Regulation D and/or Regulations S, as applicable.

The information contained in Item 1.01 of this Current Report on Form 8-K under the sub-heading “Warrant Agreement” is incorporated by reference into this Item 3.02.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 1.01, 3.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

On the Effective Date, all previously issued and outstanding equity interests in the Company were cancelled and extinguished. Pursuant to the Plan, holders of the Convertible Notes received 92.94% of the New Common Stock.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On January 14, 2025 and pursuant to the terms of the Plan, as confirmed by the Bankruptcy Court under Chapter 11 of the Bankruptcy Code, Matthew Pietroforte, was appointed as a member of the Board.

Mr. Pietroforte is eligible to participate in the Company’s standard compensation program for non-employee directors, as previously disclosed in the Company’s proxy statement filed with the SEC on April 24, 2024. Payments under the policy were suspended in April 2024 but may be reinstated.

Mr. Pietroforte will also enter into the Company’s standard indemnification agreement for directors and officers.

There are no other arrangements or understandings between Mr. Pietroforte and any other persons pursuant to which he was appointed as a member of the Board. Mr. Pietroforte does not have any family relationship with any director or executive officer of the Company. There is no relationship between Mr. Pietroforte and the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K.

2020 Incentive Award Plan

Pursuant to the Plan, the Company’s existing 2020 Incentive Award Plan (as amended from time to time, the “2020 Plan”), was amended to increase the number of shares reserved for issuance under the 2020 Plan to account for the proposed post-emergence management incentive program, which accounts for 15% of the fully-diluted shares of New Common Stock as of immediately following the Effective Date, inclusive of the Warrants, the management incentive program and the converted existing equity awards: 10% will be allocated for awards of restricted stock units and 5% will be allocated for awards of stock options.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 14, 2025, pursuant to and in accordance with the authority granted to the Company under Section 303 of the DGCL and in accordance with the Plan, as confirmed by the Bankruptcy Court under Chapter 11 of the Bankruptcy Code, the Board adopted (i) the Company’s Certificate of Incorporation to, among other changes to the Company’s prior amended and restated certificate of incorporation, effect the Bankruptcy Emergence Issuance Adjustment and (ii) the Amended and Restated Bylaws (the “Bylaws”). The Certificate of Incorporation was effective as of its filing with the Office of the Secretary of State of the State of Delaware on January 14, 2025, the Bankruptcy Emergence Issuance Adjustment was effective as of the Adjustment Effective Time, and the Bylaws were effective as of the Effective Date. Set forth below are the principal changes to the Certificate of Incorporation and Bylaws.

Capital Stock. The Company’s authorized capital stock consists of 255,000,000 shares, consisting of (i) 250,000,000 shares of Common Stock, $0.001 par value per share; and (ii) 5,000,000 shares of Preferred Stock, $0.001 par value per share.

Amendments. The Certificate of Incorporation and the Bylaws grant stockholders of the Company the power to (i) alter, amend, change or repeal any provision of the Certificate of Incorporation and (ii) adopt, amend, alter or repeal the Bylaws, in each case, by the affirmative vote of the holders of a majority of the voting power of the stock outstanding and entitled to vote thereon, subject to certain ownership limits by the Company’s significant stockholder, Mudrick Capital Management, L.P. and its affiliates (collectively, the “Significant Stockholder”).

Voting. The Certificate of Incorporation and the Bylaws provide that any and all actions required or permitted to be taken by the stockholders of the Company may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing are signed by holders of at least the minimum number of votes necessary to take such action at a meeting, subject to certain ownership limits by the Significant Stockholder.

Board of Directors. The Certificate of Incorporation and the Bylaws grant stockholders of the Company the power to (i) remove the entire Board or any individual director, with or without cause and (ii) fill any vacancy or newly created directorship in the Board, in each case, by the affirmative vote of the holders of a majority of the voting power of the stock outstanding and entitled to vote thereon, subject to certain ownership limits by the Significant Stockholder.

Limitation of Liability and Indemnification of Officers. The Certificate of Incorporation provides that no senior officers shall be personally liable to the Company or the shareholders for monetary damages for breach of fiduciary duty as an officer to the fullest extent permitted by the DGCL.

Special Stockholder Meetings. The Certificate of Incorporation provides that the Secretary of the Corporation may request a special meeting at the request of the holders of at least a majority of the outstanding shares of capital stock of the Corporation, subject to certain ownership limits by the Significant Stockholder.

Corporate Opportunities. The Certificate of Incorporation provides that, to the fullest extent permitted by law, the Company will renounce any interest or expectancy in any business opportunity, transaction or matter in which the Significant Stockholder, any of its officers, directors, partners or employees and any portfolio company in which any of the foregoing have an equity interest (other than the Company) (each, a “Specified Party”) participates or seeks or desires to participate, and each such Specified Party with have no duty to present such corporate opportunity to the Company.

The foregoing summary of each of the Certificate of Incorporation and Bylaws does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Certificate of Incorporation and the Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On January 14, 2025, the Company issued a press release announcing the Company’s emergence from the Prepackaged Chapter 11 Case. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Prepackaged Plan of Reorganization for Vroom, Inc. Under Chapter 11 of the Bankruptcy Code.
3.1	Amended and Restated Certificate of Incorporation of Vroom, Inc.
3.2	Amended and Restated Bylaws of Vroom, Inc.
10.1	Warrant Agreement, dated as of January 14, 2025, between Vroom, Inc. and Equiniti Trust Company, LLC.
99.1	Press release, dated January 14, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Prepackaged Chapter 11 Case, the effectiveness of the Plan, the issuance of the Warrants, the termination of the Indenture, the cancellation and extinguishment of all of the Company’s outstanding equity, the issuance of the New Common Stock, the appointment of the new director, the impact of the change in control, and the timing of any of the foregoing. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from the forward-looking statements in this press release include: the Company is subject to risks and uncertainties associated with the Prepackaged Chapter 11 Case; trading in our securities is highly speculative and poses substantial risks; the holders of our prior Common Stock will be diluted; following the effectiveness of the Plan, certain holders of claims or causes of action relating to the Notes, if they choose to act together, will have the ability to significantly influence all matters submitted to stockholders of the reorganized company for approval; our business could suffer from a long and protracted restructuring; as a result of the Prepackaged Chapter 11 Case, our historical financial information will not be indicative of our future performance; the Company is subject to claims that will not be discharged in the Prepackaged Chapter 11 Case, which could have a material adverse effect on our financial condition and results of operations; the Prepackaged Chapter 11 Case has consumed and may continue to consume a substantial portion of the time and attention of our management, which may have an adverse effect on our business and results of operations, and the Company may experience increased levels of employee attrition; upon our emergence from bankruptcy, the composition of our Board is expected to change; the Prepackaged Chapter 11 Case has raised substantial doubt regarding our ability to continue as a going concern; our indebtedness and liabilities could limit the cash flow available for our operations, expose us to risks that could materially adversely affect our business, financial condition and results of operations and impair our ability to satisfy our debt obligations; the Company may be unable to satisfy a continued listing rule from the Nasdaq Stock Market LLC (“Nasdaq”), and if the Company is delisted, the Company may not be able to satisfy an initial listing rule from Nasdaq or another national securities exchange; our tax attributes and future tax deductions may be reduced or significantly limited as a result of the consummation of the Plan and any restructuring or reorganization in connection therewith; there are risks associated with the discontinuance of our ecommerce operations and wind-down of our used vehicle dealership business; the Company may not generate sufficient liquidity to operate our business; as well as the other important risks and uncertainties identified under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, as updated by the Quarterly Report on Form 10-Q for the period ended September 30, 2024, which is available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VROOM, INC.

Date: January 15, 2025	By:	/s/ Thomas H. Shortt
Thomas H. Shortt
Chief Executive Officer